Trade Accounts Receivable	12 Months Ended
Dec. 31, 2023
Trade Accounts Receivable [Abstract]
Trade accounts receivable

4 Trade accounts receivable

Trade accounts receivable correspond to amounts owed by customers in the ordinary course of business. If the receivable is due within one year or less the account receivable is classified as a current asset, otherwise the receivable is classified as a non-current asset. Accounts receivables are presented at amortized cost less any impairment. Accounts receivable denominated in currencies other than the entities’ functional currency are remeasured using the exchange rate in effect at the end of the reporting period. The age of accounts receivable along with the expected credit losses and present value adjustment are as follows:

	December 31, 2023	December 31, 2022
Current receivables
Domestic sales	1,920,310	2,137,350
Foreign sales	852,566	969,442
Subtotal	2,772,876	3,106,792
Overdue receivables:
From 1 to 30 days	397,753	482,104
From 31 to 60 days	93,175	113,266
From 61 to 90 days	29,490	66,493
Above 90 days	188,300	199,084
Expected credit losses	(84,913)	(82,636)
Present value adjustment(1)	(5,825)	(6,978)
Subtotal	617,980	771,333
Trade accounts receivable, net	3,390,856	3,878,125

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(1)      The Group discounts its receivables to present value using interest rates directly related to customer credit profiles. The monthly interest used to calculate the present value of outstanding receivables on December 31, 2023 were, mostly in Brazil, 1.2%, and 1.3% at December 31, 2022). Realization of the present value adjustment is recognized as deduction item to sales revenue.

The Group carry out credit assignment transactions with financial institutions, which these institutions acquire credits held against certain third-party customers in the domestic and foreign markets. The assignment transactions are negotiated with a permanent transfer of the risks and benefits to the financial institutions — described within note 8 related party transactions.

Within trade accounts receivable, the diversity of the portfolio significantly reduces overall credit risk. To further mitigate credit risk, parameters have been put in place when credit is provided to customers such as requiring minimum financial ratios, analyzing the operational health of customers, and reviewing references from credit monitoring entities.

The Group does not have any customer that represents more than 10% of its trade receivables or revenues.

Expected credit losses are estimated based on an analysis of the age of the receivable balances and the client’s current credit rating status. The Group writes-off accounts receivables when it becomes apparent, based upon age or customer circumstances, that such amounts will not be collected. The resulting bad debt expense is recognized in the statement of income within “Selling Expenses”. Below are the changes in the allowance for expected credit losses:

Changes in expected credit losses:

	December 31, 2023	December 31, 2022	December 31, 2021
Balance at the beginning of the period	(82,636)	(82,318)	(79,638)
Additions	(9,906)	(9,230)	(12,289)
Write-offs/Reversals	9,580	10,351	8,541
Exchange rate variation	(1,951)	(1,439)	968
Balance at the end of the period	(84,913)	(82,636)	(82,418)